Rocket Companies Announces Delivery of Conditional Redemption Notice for Three Series of Senior Notes Issued by Nationstar Mortgage Holding Inc., and Post-Closing Reorganization Transactions

DETROIT, /PRNewswire/ September 22, 2025 – Rocket Companies, Inc. (NYSE: RKT) (the “Company” or “Rocket Companies”), the Detroit-based fintech platform including mortgage, real estate, title and personal finance businesses, in connection with its pending acquisition of Mr. Cooper Group Inc. (“Mr. Cooper”) (the “Mr. Cooper Acquisition”), today announced that Nationstar Mortgage Holdings Inc., a Delaware corporation and wholly-owned subsidiary of Mr. Cooper (“Nationstar”), delivered conditional notices of redemption with respect to all of Nationstar’s outstanding (i) 5.000% senior notes due 2026, (ii) 6.000% senior notes due 2027 and (iii) 5.500% senior notes due 2028 (collectively, the “Nationstar Notes”), each to be redeemed on October 1, 2025, subject to satisfaction of the Merger Condition (as defined below).

The consummation of each redemption is subject to and conditioned upon the consummation of the Mr. Cooper Acquisition on terms and conditions set forth in the Merger Agreement (as defined below), on or prior to 9:00 a.m., New York City time, on the redemption date (the “Merger Condition”). If the Merger Condition is not satisfied by 9:00 a.m., New York City time, on the redemption date, then Nationstar may specify a later redemption date or rescind the conditional notices of redemption. If the Merger Condition is not satisfied on or prior to 9:00 a.m., New York City time, on the then-applicable redemption date, no redemption of the Nationstar Notes will take place on such redemption date. The parties’ obligations to consummate the Mr. Cooper Acquisition are conditioned upon (1) the receipt of regulatory approvals, and (2) certain other customary closing conditions. The Mr. Cooper Acquisition is expected to close in the fourth quarter of 2025.

Rocket Companies also announced today that, following the consummation of the Mr. Cooper Acquisition, Rocket Companies will effect an internal reorganization pursuant to which, among other things, (i) Nationstar will contribute all of its assets and liabilities (including Nationstar Mortgage LLC) to Rocket Mortgage, LLC, a Michigan limited liability company and indirect wholly-owned subsidiary of Rocket Companies (“Rocket Mortgage”); and (ii) Rocket Mortgage will assume all of the obligations of Nationstar as issuer under the indentures governing Nationstar’s 6.500% Senior Notes due 2029, 5.125% Senior Notes due 2030, 5.750% Senior Notes due 2031 and 7.125% Senior Notes due 2032.

This press release is for information purposes only and shall not constitute a notice of redemption for any series of Nationstar Notes.

Forward-Looking Statements

This press release contains statements herein regarding the proposed transaction between Rocket Companies and Mr. Cooper. Future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) entered into on March 31, 2025, by and among Rocket Companies, Mr. Cooper, Maverick Merger Sub, Inc., a direct, wholly owned subsidiary of Rocket Companies, and Maverick Merger Sub 2, LLC, a direct, wholly owned subsidiary of Rocket; the issuance of common stock of Rocket Companies contemplated by the Merger Agreement; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket Companies’ and Mr. Cooper’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket Companies’ or Mr. Cooper’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others with whom Rocket Companies or Mr. Cooper does business, or on Rocket Companies’ or Mr. Cooper’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Rocket Companies’ and Mr. Cooper’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket Companies or Mr. Cooper may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket Companies’ or Mr. Cooper’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the proposed transaction may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of Rocket Companies securities to be issued in the proposed transaction; (xiii) the risk that integration of the Rocket Companies and Mr. Cooper businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the proposed transaction, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket Companies and Mr. Cooper.

These risks, as well as other risks related to the proposed transaction, are more fully described in a registration statement on Form S-4/A (the “Registration Statement”) filed by Rocket Companies with the Securities and Exchange Commission (the “SEC”) on July 25, 2025 in

connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K and Form 10-K/A, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

About Rocket Companies

Founded in 1985, Rocket Companies (NYSE: RKT) is a Detroit-based fintech platform including mortgage, real estate and personal finance businesses: Rocket Mortgage, Redfin, Rocket Homes, Rocket Close, Rocket Money and Rocket Loans.

With details from more than 65 million calls with clients each year, 14 petabytes of data and a mission to Help Everyone Home, Rocket Companies is well positioned to be the destination for AI-fueled home ownership. Known for providing exceptional client experiences, J.D. Power has ranked Rocket Mortgage #1 in client satisfaction for primary mortgage origination and mortgage servicing a total of 23 times – the most of any mortgage lender.

For more information, please visit our Corporate Website or Investor Relations Website.

Investor Relations Contact:

Sharon Ng
ir@rocket.com
(313) 769-2058

Media Contact:
Aaron Emerson
aaronemerson@rocket.com
(313) 373-3035